UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2005

Fidelity Southern Corporation

(Exact name of registrant as specified in its charter)

Georgia (State or other Jurisdiction of Incorporation)	000-22374 (Commission File Number)	58-1416811 (IRS Employer Identification No.)

3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)

(404) 639-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On June 16, 2005, the Board of Directors of Fidelity Southern Corporation elected James H. Miller III to its Board of Directors and to the Board of Fidelity Bank. Fidelity Southern Corporation issued a press release announcing Mr. Miller’s election on June 17, 2005, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits.

      Exhibit 99.1 Press release issued by Fidelity Southern Corporation on June 17, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Southern Corporation (Registrant)
By:	/s/ M. Howard Griffith, Jr.
M. Howard Griffith, Jr.
Chief Financial Officer

Date: June 22, 2005

Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release issued by Fidelity Southern Corporation on June 17, 2005.

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